UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 26, 2004
                               (August 26, 2004)


                                   PDI, Inc.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-24249                       22-2919486
----------------          ------------------------         -------------------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                 Saddle River Executive Centre
                1 Route 17 South, Saddle River, NJ                07458
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             (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code   (201) 258-8450
                                                     ---------------


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     /_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     /_/ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     /_/ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     /_/ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 26, 2004, PDI, Inc. (the "Company") issued a press release announcing that it had entered into a definitive agreement to acquire substantially all of the assets of Pharmakon, a healthcare communications company focused on the marketing of ethical pharmaceutical and biotechnology products, located in Schaumberg, Illinois. The parties to the definitive agreement, dated August 26, 2004 (the "Asset Purchase Agreement"), are the Company, its wholly-owned subsidiary InServe Support Solutions, Pharmakon, L.L.C. ("Pharmakon") and Steve Agnoff, Stuart Cass, Robert Clements and James Berardi, the owners of 100% of the outstanding and issued equity interests of Pharmakon (each, a "Member" and, collectively, the "Members" and, together with Pharmakon, the "Sellers"). Prior to the execution of the Asset Purchase Agreement, there were no material relationships between the Company and the Sellers.

     Under the terms of the Asset Purchase Agreement, Pharmakon will receive approximately $30 million in cash upon closing of the transaction with the possibility of earning up to an additional $10 million in cash based upon achievement of certain annual profit targets by Pharmakon through December 2006. The acquisition, which is expected to close shortly, is subject to customary closing conditions.


ITEM 7.01   REGULATION FD DISCLOSURE

     A copy of the press release announcing the signing of the Asset Purchase Agreement is attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

99.1        Press release, dated August 26, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PDI, INC.


Date: August 26, 2004               By:  /s/   Charles T. Saldarini
                                         ------------------------------------
                                         Name:  Charles T. Saldarini
                                         Title: Vice Chairman of the Board of
                                                Directors and Chief Executive
                                                Officer

                                 Exhibit Index

Number            Title
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99.1              Press release, dated August 26, 2004